Exhibit 10.73

                          FOURTEENTH ADDENDUM TO LEASE




This Fourteenth Addendum To Lease is made and entered into the 18th day of May, 2004 between Conifer Prince Street Associates (Landlord) and Patient Infosystems, Inc. formerly DSMI Corporation (Tenant).

WITNESSETH: that Tenant currently leases and occupies approximately 5504 square feet of office space at 46 Prince Street, Rochester, New York 14607 pursuant to a Lease Agreement and First, Second, Third, Fourth, Fifth and Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, , and Thirteenth Addenda to Lease, dated February 22, 1995; August 18, 1995; November 17, 1995; March 28, 1996; October 29, 1996, November 30, 1996 and November 24,1997,June 16, 1999, November 2000,January 7 2002, June 24, 2002,December 30, 2002, and July 18, 2003
respectively. Tenant also Leases, in accordance with the Twelfth Addendum to Lease dated April 28, 2003, 1053 square feet of space on the Lower Level.

WHEREAS, Tenant and Landlord desire to extend the Term of the Lease for approximately 5504 square feet of space on the first floor of 46 Prince Street until June 30, 2005 and approximately 1053 square feet of storage space on the Lower Level of 46 Prince St until June 30, 2005.

NOW, THEREFORE, it is mutually agreed upon by Landlord and Tenant to modify certain provisions of the Lease as follows:


1. Effective upon full execution of this Fourteenth Addendum To Lease, the Term of the Lease for approximately 5504 square feet beginning July 1, 2004 shall be extended to June 30, 2005. and the Term of the Lease for approximately 1053 square feet of storage space beginning May 1, 2004shall be extended to June 30, 2005 .

2. Tenant agrees to pay, Base Rent for its' leased premises, consisting of approximately 5504 square feet, as follows:

                           TERM             07/1/2004-06/30/2005

                   MONTHLY RENT             $7518.19

3. Tenant agrees to pay, Base Rent for leased storage space consisting of approximately 1053 square feet of storage space, as follows:

                           TERM             05/01/2004-06/30/2005

                  MONTHLY RENT              $1074.06

Except as modified above, all other terms and conditions of the Lease Agreement and First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth and Thirteenth Addenda To Lease, dated February 22, 1995; August 18, 1995; November 17, 1995; March 28, 1996; October 29, 1996 and
November 30, 1996 and November 24, 1997, June 16, 1999, November 2000, January 7, 2002, June 24,2002, December 30,2002 and April 28, 2003 respectively, shall remain unchanged and in full force and effect.

Agreed to by:
PATIEN'l' INFOSYSTEMS, INC.
formerly DSMI CORPORATION

By: /s/Kent A. Tapper

Date: 5/18/04

Agreed to by:
CONIFER PRINCE STREET ASSOCIATES


By: /s/Terrel S. Butwid

Date: 5/21/04